                                                                   Exhibit 10.14
                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 30th day of October, 1998, by and between Metallurg, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Alan
D. Ewart (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is a Joint Managing Director of London & Scandinavian Metallurgical Co. Limited ("LSM"), a wholly owned subsidiary of the Company incorporated under the laws of England; and

      WHEREAS, the Company and the Executive entered into an employment agreement, dated December 21, 1983 which is currently in effect (the "Existing Employment Agreement"); and

      WHEREAS, as of the Effective Date (as defined below), the Executive was appointed a Chief Executive Officer of the Company; and

      WHEREAS, the Company desires to enter into a new employment agreement (the "Agreement") embodying the terms of such employment; and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement; and

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (d) "Cause" shall mean:

                  (1) the Executive is convicted of (or pleads nolo contendere to) a felony or crime of moral turpitude, dishonesty, breach of trust or unethical business conduct involving the Company;

                  (2) the Executive engages in willful misconduct, willful or gross neglect, fraud, insubordination, misappropriation or embezzlement to the material and demonstrable detriment of the Company; or

                  (3) the Executive breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Company specifying such breach.

            (e) "Change in Control" shall mean the first to occur of the following events:

                  (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company;

                  (2) the majority of the Board consists of individuals other than Incumbent Directors;

                  (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                  (4) the sale or other disposition of all or substantially all of the assets or business of the Company and its Subsidiaries taken as a whole; or

                  (5) the merger, consolidation or combination of the Company with or into another company (the "Other Company"); provided, however, that immediately after the merger, consolidation or combination, the shareholders of the Company immediately prior to the merger, consolidation or combination hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving company, any shares received by any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of the Other Company in exchange for stock of the Other Company).

            (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (g) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(g), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (h) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (i) "Effective Date" shall mean August 10, 1998.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (k) "Good Reason" shall mean the occurrence of any of the following events:

                  (1) the material change of the Executive's authority, duties and responsibilities, or the assignment to the Executive of duties materially different from the Executive's position or positions with the Company;

                  (2)   a reduction in Annual Salary of the Executive;

                  (3) the failure by the Company to obtain an agreement in form and substance reasonably satisfactory to the Executive from any successor to the business of the Company to assume and agree to perform this Agreement; or

                  (4) the Company breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Executive specifying such breach.

            (l) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

            (m) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (n) "Term of Employment" shall mean the period specified in Section 2 below.

            (o) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date (the "Term of Employment"), subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 26 below at least 90 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            The Executive, in his capacity as Chief Executive Officer, shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be specified and designated from time to time by the Board consistent with such office. The Executive shall devote substantially all of his business time and effort to the performance of his duties hereunder. The Executive, in carrying out his duties under this Agreement, shall report to the Board. Notwithstanding anything in this Section 3 to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary and Consulting Fee.

            (a) From the Effective Date until the date on which the Executive commences carrying out his duties as Chief Executive Officer from the Company's headquarters, the Executive shall be paid an annual Base Salary, payable in accordance with the regular payroll practices of the Company, of $320,000. From the date on which the Executive has relocated to the United States and during the remainder of the Term of Employment, the Executive's annual Base Salary shall be increased to $450,000. The Base Salary may be increased (but not decreased) at any time and from time to time by action of the Board or by any committee thereof or any individual having authority to take such action in accordance with the Company's regular practices. Once increased, any reference to Base Salary herein shall be a reference to such increased amount.

            (b) During the Term of Employment, the Executive shall be paid an annual Consulting Fee, payable in accordance with the regular payroll practices of the Company, of $20,000. The Consulting Fee may be increased (but not decreased) at any time and from time to time by action of the Board or by any committee thereof or any individual having authority to take such action in accordance with the Company's regular practices. Once increased, any reference to Consulting Fee herein shall be a reference to such increased amount.

      5. Bonus.

            During the Term of Employment, in addition to the Base Salary, for each fiscal year of the Company ending during the Term of Employment, the Executive shall have the opportunity to receive an annual bonus (an "Annual Bonus") in an amount of between 30 and 50 percent of Base Salary as of the last day of the fiscal year of the Company, as determined by the Board. Payment of Annual Bonus shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

      6. Long-Term Incentive Compensation Programs.

            The Executive shall be eligible to participate in the Company's stock option plans applicable to senior-level executives, the terms, conditions and eligibility of such plans to be determined by the Board.

      7. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive, to the extent he is eligible, shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      8. Reimbursement of Business Expenses.

            The Executive is authorized to incur ordinary and reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall reimburse him for all such ordinary and reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy. All Agreements relating to the Executive's obligation to repay relocation expenses of the Executive previously paid by the Company shall remain unaffected by the terms hereof.

      9. Relocation Expenses.

            The Company shall reimburse Executive, upon Executive's submission of proof of such expenses, for the following costs of relocating from England to the New York area: direct costs associated with (i) the sale of Executive's current residence, including any brokers fees related thereto (excluding any loss that may have been incurred in connection therewith), (ii) the purchase or rental of a new residence in the New York area, including any brokers fees related thereto (excluding the actual price of the residence), (iii) the provision of temporary housing, for up to three months, and (iv) the actual moving from England to the New York area.

      10. Perquisites.

            (a) During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

            (b) Notwithstanding anything herein to the contrary, the Company shall pay for the membership fees (including any bond requirement) and dues at two clubs which the Executive determines are appropriate.

            (c) During the Term of Employment, the Company shall provide a car owned by the Company, appropriate to the position of the Executive in the Company, to the Executive or, at the option of the Executive, the Company shall pay for the hire by the Executive of a car for personal or business use at such times as the Executive deems appropriate.

      11. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than five weeks of vacation each year.

      12. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) Annual Bonus with respect to any year prior to the year of his death which has been earned but not paid;

                  (3) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9, 10 or 11 above; and

                  (4) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event shall the Executive be entitled to less than the benefits due him under any disability program of the Company for which he becomes eligible):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable in monthly installments for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9, 10 or 11 above;

                  (5) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; and

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in this
                              Section 12(b)(5), he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 12(b)(5); and

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            If the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 12(b)(6) above, he shall be provided the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate. The economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 26 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 12(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 26 below, the Chairman of the Board shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the Chairman of the Board learning of such act or acts or failure or failures to act.

                  (2) The Chairman of the Board may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the Chairman of the Board and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9, 10 or 11 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) (the "Salary Continuation Benefits") with respect to a period equal to eighteen months, payable in equal monthly installments during such period;

                  (4) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (5) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9, 10 or 11 above;

                  (7) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 12(d)(7)(A) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this
                              Section 12(d)(7);

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 12(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 12(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(k)(2) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 12(d)(2) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment Following a Change in Control. If, following a Change in Control, (i) the Executive's employment is terminated by the Company without Cause, (ii) the Executive terminates his employment for Good Reason, or (iii) upon prior written notice to the Company, the Executive terminates his employment for any reason during the 60-day period following the date of the Change in Control, the Executive shall be entitled to the same payments and benefits as provided in Section 12(d) above, except that the Salary Continuation Benefits under Section 12(d)(3) above shall be determined with respect to a period equal to 18 months. A failure by the Executive to exercise his rights with respect to a Change in Control shall not be deemed a waiver of any rights under this Agreement.

            (g) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment (i) due to death or retirement or Disability or (ii) by the Executive during the 60-day period following the date of the Change in Control, the Executive shall have the same entitlements as provided in Section 12(c)(4) above. A termination of the Executive's employment under this Section 12(g) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (h) Non Renewal of Agreement by Company. If the Company notifies the Executive, pursuant to Section 2 above, that it does not want the Term of Employment to renew, the Executive shall have the same entitlements as provided in Section 12(d) above as if the Executive had been terminated as of the last day of the then Term of Employment.

            (i) Termination of Employment by Executive due to Relocation of Principal Offices. In the event that the Company's principal offices are moved outside of the States of New York, New Jersey, Connecticut, Pennsylvania, Delaware, Maryland or the District of Columbia and such relocation is contrary to Executive's recommendation to the Board regarding such relocation, the Executive may terminate his employment with the Company. If the Executive terminates his employment pursuant to this Section 12(i), he shall be entitled an amount equal to his aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) with respect to a period equal to eighteen months, payable in equal monthly installments during such period.

            (j) No Mitigation; No Offset. If the Executive's employment terminates under this Section 12, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 12.

            (k) Nature of Payments. Any amounts due under this Section 12 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      13. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 13(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      14. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and following the termination of the Executive's employment with the Company, for a period of eighteen months, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 14(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 14(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 14(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 14(a) above, including the recovery of damages.

      15. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 15(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      16. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      17. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 23 below.

      18. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      19. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties, including, without limitation, the Existing Employment Agreement, with respect thereto.

      20. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      21. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect and such provision or portion of this Agreement shall remain in effect to the fullest extent permitted by law.

      22. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      23. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      24. Governing Law/Submission to Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws. Each of the Company and the Executive hereby irrevocably and unconditionally: (i) submits for itself or himself, as applicable, and its or his property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it or he may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its or his address set forth in or designated pursuant to Section 26 hereof; and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      25. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement, other than disputes arising in connection with Sections 13 and 14 hereof, may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company; provided, however, that if a dispute is resolved in favor of the Company, the Executive shall bear his own costs of the arbitration or litigation and shall reimburse the Company for the Executive's cost of the arbitration or litigation previously paid by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      26. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Rogers & Wells LLP
                              200 Park Avenue

                              New York, New York 10166
                              Attention: Samuel M. Feder

If to the Executive:          Alan D. Ewart
                              c/o Metallurg, Inc.
                              6 East 43rd Street, 12th Floor
                              New York, New York 10017

      27. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      28. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.

                                    By: /s/ Heinz C. Schimmelbusch
                                        ----------------------------------------
                                        Name: Heinz C. Schimmelbusch
                                        Title: Chairman

                                    /s/ Alan D. Ewart
                                    --------------------------------------------
                                    Alan D. Ewart

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 19th day of November, 1998, by and between Metallurg, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Eric
E. Jackson (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, prior to the Effective Date (as defined below), the Executive was the President of Shieldalloy Metallurgical Corporation, a wholly-owned subsidiary of the Company; and

      WHEREAS, the Company and the Executive entered into an employment agreement, dated December 31, 1997 which is currently in effect (the "Existing Employment Agreement"); and

      WHEREAS, as of the Effective Date, the Executive was appointed a Senior Vice President and the Chief Operating Officer of the Company; and

      WHEREAS, the Company desires to enter into a new employment agreement (the "Agreement") embodying the terms of such employment; and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement; and

      WHEREAS, the Company and the Executive desire to cancel the Existing Employment Agreement as of the Effective Date;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (d) "Cause" shall mean:

                  (1) the Executive is convicted of (or pleads nolo contendere to) a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct involving the Company;

                  (2) the Executive engages in willful misconduct, willful or gross neglect, fraud, insubordination, misappropriation or embezzlement to the material and demonstrable detriment of the Company; or

                  (3) the Executive breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Company specifying such breach.

            (e) "CEO" shall mean the chief executive officer of the Company.

            (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (g) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(g), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (h) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (i) "Effective Date" shall mean August 10, 1998.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (k) "Good Reason" shall mean the occurrence of any of the following events:

                  (1) the material change of the Executive's authority, duties and responsibilities, or the assignment to the Executive of duties materially different from the Executive's position or positions with the Company;

                  (2)   a reduction in Base Salary of the Executive;

                  (3) the failure by the Company to obtain an agreement in form and substance reasonably satisfactory to the Executive from any successor to the business of the Company to assume and agree to perform this Agreement; or

                  (4) the Company breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Executive specifying such breach.

            (l) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (m) "Term of Employment" shall mean the period specified in Section 2 below.

            (n) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date (the "Term of Employment"), subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 26 below at least 90 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            The Executive, in his capacity as a Senior Vice President and Chief Operating Officer, shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be specified and designated from time to time by the CEO consistent with such office. The Executive shall devote substantially all of his business time and effort to the performance of his duties hereunder. The Executive, in carrying out his duties under this Agreement, shall report to the CEO. Notwithstanding anything in this Section 3 to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary.

            During the Term of Employment, the Executive shall be paid an annual Base Salary, payable in accordance with the regular payroll practices of the Company, of $280,000. The Base Salary may be increased (but not decreased) at any time and from time to time by action of the Board or by any committee thereof or any individual having authority to take such action in accordance with the Company's regular practices. Once increased, any reference to Base Salary herein shall be a reference to such increased amount.

      5. Bonus.

            During the Term of Employment, in addition to the Base Salary, for each fiscal year of the Company ending during the Term of Employment, the Executive shall have the opportunity to receive an annual bonus (an "Annual Bonus") in an amount of between 30 and 50 percent of Base Salary, as determined by the CEO, in consultation with the Chairman of the Board. Payment of Annual Bonus shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

      6. Long-Term Incentive Compensation Programs.

            The Executive shall be eligible to participate in the Company's stock option plans applicable to senior-level executives, the terms, conditions and eligibility of such plans to be determined by the Board.

      7. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive, to the extent he is eligible, shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      8. Reimbursement of Business Expenses.

            The Executive is authorized to incur ordinary and reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall reimburse him for all such ordinary and reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy. All Agreements relating to the Executive's obligation to repay relocation expenses of the Executive previously paid by the Company shall remain unaffected by the terms hereof.

      9. Relocation Expenses.

            The Company shall reimburse Executive, upon Executive's submission of proof of such expenses, for the following costs of relocating from Moorestown, New Jersey to the New York metropolitan area: direct costs associated with (i) the sale of Executive's current residence (excluding any loss that may have been incurred in connection therewith), (ii) the purchase of a new residence in the New York metropolitan area (excluding the actual price of the residence), (iii) the provision of temporary housing, for up to three months, and (iv) the actual moving from Moorestown, New Jersey to the New York metropolitan area.

      10. Perquisites.

            (a) During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

            (b) Notwithstanding anything herein to the contrary, the Company shall pay for the membership fees (including any bond requirement) and dues at one club which the Executive determines is appropriate.

            (c) During the Term of Employment, the Company shall provide a car to the Executive.

      11. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      12. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) Annual Bonus with respect to any year prior to the year of his death which has been earned but not paid;

                  (3) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9, 10 or 11 above; and

                  (4) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event shall the Executive be entitled to less than the benefits due him under any disability program of the Company for which he becomes eligible):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable in monthly installments for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9, 10 or 11 above;

                  (5) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; `

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in this
                              Section 12(b)(5), he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 12(b)(5); and

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 26 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 12(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 26 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

                  (2) The CEO may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9, 10 or 11 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) (the "Salary Continuation Benefits") with respect to a period equal to eighteen months, payable in equal monthly installments over such period;

                  (4) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (5) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9, 10 or 11 above;

                  (7) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 12(d)(7) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 12(d)(7); and

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 12(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 12(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(k)(2) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 12(d)(3) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment due to death or retirement or Disability, the Executive shall have the same entitlements as provided in Section 12(c)(4) above. A termination of the Executive's employment under this Section 12(f) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (g) Non Renewal of Agreement by Company. If the Company notifies the Executive, pursuant to Section 2 above, that it does not want the Term of Employment to renew, the Executive shall have the same entitlements as provided in Section 12(d) above as if the Executive had been terminated without cause as of the last day of the then Term of Employment.

            (h) Termination of Employment by Executive due to Relocation of Work Location. In the event that the Executive's principal work location is moved outside of the States of New York, New Jersey, Connecticut, Pennsylvania, Delaware, Maryland or the District of Columbia, the Executive may terminate his employment with the Company. If the Executive terminates his employment pursuant to this Section 12(h), he shall have the same entitlements as provided in
Section 12(d) above; provided, that all such benefits, including, without limitation, the Salary Continuation Benefits, shall be provided for a period equal to the corresponding severance period listed on Schedule A, payable in equal monthly installments during such period.

            (i) No Mitigation; No Offset. If the Executive's employment terminates under this Section 12, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 12.

            (j) Nature of Payments. Any amounts due under this Section 12 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      13. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 13(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      14. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and following the termination of the Executive's employment with the Company, for a period of eighteen months or, in the case of a termination pursuant to Section 12(h), a period equal to the shorter of (i) twice the corresponding severance period listed on Schedule A and (ii) eighteen months, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 14(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 14(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 14(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 14(a) above, including the recovery of damages.

      15. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 15(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      16. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      17. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 23 below.

      18. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      19. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties, including, without limitation, the Existing Employment Agreement, with respect thereto.

      20. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      21. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect and such provision or portion of this Agreement shall remain in effect to the fullest extent permitted by law.

      22. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      23. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      24. Governing Law/Submission to Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws. Each of the Company and the Executive hereby irrevocably and unconditionally: (i) submits for itself or himself, as applicable, and its or his property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it or he may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;
(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its or his address set forth in or designated pursuant to Section 26 hereof; and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            25. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement, other than disputes arising in connection with Sections 13 and 14 hereof, may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company; provided, however, that, if a dispute is resolved in favor of the Company, the Executive shall bear his own costs of the arbitration or litigation and shall reimburse the Company for the Executive's costs of the arbitration or litigation previously paid by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

            26. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Rogers & Wells LLP
                              200 Park Avenue
                              New York, New York 10166
                              Attention: Samuel M. Feder

If to the Executive:          Eric E. Jackson
                              c/o Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017

      27. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      28. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.

                                    By: /s/ Alan D. Ewart
                                        ----------------------------------------
                                        Name: Alan D. Ewart
                                        Title: President and CEO

                                       /s/ Eric E. Jackson
                                        ----------------------------------------
                                       Eric E. Jackson

                                   SCHEDULE A

            Years of Service                    Severance Period
            ----------------                    ----------------
            Up To 15                            6 months

            More Than 15                        9 months

            More Than 20                        12 months

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 19th day of November, 1998, by and between Metallurg, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Robin Brumwell (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is the President of Metallurg International Resources ("MIR"), a division of the Company; and

      WHEREAS, the Company and the Executive entered into an employment agreement, dated April 14, 1997 which is currently in effect (the "Existing Employment Agreement"); and

      WHEREAS, as of the Effective Date (as defined below), the Executive, in addition to his existing position, was appointed as a Senior Vice President of the Company; and

      WHEREAS, the Company desires to enter into a new employment agreement (the "Agreement") embodying the terms of such employment; and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement; and

      WHEREAS, the Company and the Executive desire to cancel the Existing Employment Agreement as of the Effective Date;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (d) "Cause" shall mean:

                  (1) the Executive is convicted of (or pleads nolo contendere to) a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct involving the Company;

                  (2) the Executive engages in willful misconduct, willful or gross neglect, fraud, insubordination, misappropriation or embezzlement to the material and demonstrable detriment of the Company; or

                  (3) the Executive breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Company specifying such breach.

            (e) "CEO" shall mean the chief executive officer of the Company.

            (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (g) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(g), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (h) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (i) "Effective Date" shall mean August 10, 1998.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (k) "Good Reason" shall mean the occurrence of any of the following events:

                  (1) the material change of the Executive's authority, duties and responsibilities, or the assignment to the Executive of duties materially different from the Executive's position or positions with the Company;

                  (2)   a reduction in Base Salary of the Executive;

                  (3) the failure by the Company to obtain an agreement in form and substance reasonably satisfactory to the Executive from any successor to the business of the Company to assume and agree to perform this Agreement; or

                  (4) the Company breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Executive specifying such breach.

            (l) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (m) "Tax Loans" shall mean all of the outstanding loans made by the Company to the Executive pursuant to Section 6(c) of the Existing Employment Agreement in respect of federal, state or local tax due to a portion of the 17,500 shares of common stock of the Company awarded to the Executive under the Company's 1997 Stock Award and Stock Option Plan (the "1997 Stock Award") becoming transferable or the Executive making an election under Code
Section 83(b) with respect to the 1997 Stock Award.

            (n) "Term of Employment" shall mean the period specified in Section 2 below.

            (o) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date (the "Term of Employment"), subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 26 below at least 90 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            The Executive, in his capacity as President of MIR and a Senior Vice-President of the Company shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be specified and designated from time to time by the CEO consistent with such office. The Executive shall devote substantially all of his business time and effort to the performance of his duties hereunder. The Executive, in carrying out his duties under this Agreement, shall report to the CEO. Notwithstanding anything in this Section 3 to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary.

            During the Term of Employment, the Executive shall be paid an annual Base Salary, payable in accordance with the regular payroll practices of the Company, of $260,000. The Base Salary may be increased (but not decreased) at any time and from time to time by action of the Board or by any committee thereof or any individual having authority to take such action in accordance with the Company's regular practices. Once increased, any reference to Base Salary herein shall be a reference to such increased amount.

      5. Bonus.

            (a) During the Term of Employment, in addition to the Base Salary, for each fiscal year of the Company ending during the Term of Employment, the Executive shall have the opportunity to receive an annual bonus (an "Annual Bonus") in an amount of between 30 and 50 percent of Base Salary, as determined by the CEO, in consultation with the Chairman of the Board. Payment of Annual Bonus shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

            (b) Within 10 days of the date of the execution of this Agreement, the Executive will receive a one-time payment in the amount of $150,000 in consideration for the termination of the Executive's right to receive a change of control payment pursuant to Section 11(f) of the Existing Employment Agreement.

      6. Long-Term Incentive Compensation Programs.

            The Executive shall be eligible to participate in the Company's stock option plans applicable to senior-level executives, the terms, conditions and eligibility of such plans to be determined by the Board.

      7. Repayment of Tax Loans.

            The Executive shall pay to the Company in a lump sum the principal and all accrued interest with respect to each outstanding Tax Loan on the day which precedes the third anniversary of the date of such Tax Loan, or, at the Executives's election, on any date which precedes the third anniversary of the date of such Tax Loan.

      8. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive, to the extent he is eligible, shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      9. Reimbursement of Business Expenses.

            The Executive is authorized to incur ordinary and reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall reimburse him for all such ordinary and reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      10. Perquisites.

            (a) During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

            (b) Notwithstanding anything herein to the contrary, the Company shall pay for the membership fees (including any bond requirement) and dues at one club which the Executive determines is appropriate.

            (c) During the Term of Employment, the Company shall provide a car to the Executive.

      11. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      12. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) Annual Bonus with respect to any year prior to the year of his death which has been earned but not paid;

                  (3) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9 or 10 above; and

                  (4) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event shall the Executive be entitled to less than the benefits due him under any disability program of the Company for which he becomes eligible):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable in monthly installments for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9 or 10 above;

                  (5) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier;

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in this
                              Section 12(b)(5), he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 12(b)(5); and

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 26 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 12(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 26 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

                  (2) The CEO may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9 or 10 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) (the "Salary Continuation Benefits") with respect to a period equal to eighteen months, payable in equal monthly installments over such period;

                  (4) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (5) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9 or 10 above;

                  (7) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 12(d)(7) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 12(d)(7); and

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 12(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 12(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(k)(2) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 12(d)(3) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment due to death or retirement or Disability, the Executive shall have the same entitlements as provided in Section 12(c)(4) above. A termination of the Executive's employment under this Section 12(f) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (g) Non Renewal of Agreement by Company. If the Company notifies the Executive, pursuant to Section 2 above, that it does not want the Term of Employment to renew, the Executive shall have the same entitlements as provided in Section 12(d) above as if the Executive had been terminated without cause as of the last day of the then Term of Employment.

            (h) Termination of Employment by Executive due to Relocation of Work Location. In the event that the Executive's principal work location is moved outside of the States of New York, New Jersey, Connecticut, Pennsylvania, Delaware, Maryland or the District of Columbia, the Executive may terminate his employment with the Company. If the Executive terminates his employment pursuant to this Section 12(h), he shall have the same entitlements as provided in
Section 12(d) above; provided, that all such benefits, including, without limitation, the Salary Continuation Benefits, shall be provided for a period equal to the corresponding severance period listed on Schedule A, payable in equal monthly installments during such period.

            (i) No Mitigation; No Offset. If the Executive's employment terminates under this Section 12, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 12.

            (j) Nature of Payments. Any amounts due under this Section 12 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      13. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 13(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      14. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and, following the termination of the Executive's employment with the Company, for a period of eighteen months or, in the case of a termination pursuant to Section 12(h), a period equal to the shorter of (i) twice the corresponding severance period listed on Schedule A and (ii) eighteen months, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 14(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 14(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 14(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 14(a) above, including the recovery of damages.

      15. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a

"Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 15(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      16. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      17. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 23 below.

      18. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      19. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties, including, without limitation, the Existing Employment Agreement, with respect thereto.

      20. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      21. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect and such provision or portion of this Agreement shall remain in effect to the fullest extent permitted by law.

      22. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      23. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      24. Governing Law/Submission to Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws. Each of the Company and the Executive hereby irrevocably and unconditionally: (i) submits for itself or himself, as applicable, and its or his property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it or he may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, at its or his address set forth in or designated pursuant to Section 26 hereof; and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      25. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement, other than disputes arising in connection with Sections 14 or 15 hereof, may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company; provided, however, that, if a dispute is resolved in favor of the Company, the Executive shall bear his own costs of the arbitration or litigation and shall reimburse the Company for the Executive's costs of the arbitration or litigation previously paid by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      26. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Rogers & Wells LLP
                              200 Park Avenue
                              New York, New York 10166
                              Attention: Samuel M. Feder

If to the Executive:          Robin Brumwell
                              c/o Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017

      27. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      28. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.

                                    By: /s/ Alan D. Ewart
                                        --------------------------------------
                                        Name: Alan D. Ewart
                                        Title: President and CEO

                                        /s/ Robin Brumwell
                                        --------------------------------------
                                        Robin Brumwell

                                   SCHEDULE A

            Years of Service                    Severance Period
            ----------------                    ----------------
            Up To 15                            6 months

            More Than 15                        9 months

            More Than 20                        12 months

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 20th day of November, 1998, by and between Metallurg, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Barry
C. Nuss (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is the Vice President, Finance and Chief Financial Officer of the Company; and

      WHEREAS, the Company and the Executive entered into an employment agreement, dated April 14, 1997 which is currently in effect (the "Existing Employment Agreement"); and

      WHEREAS, the Company desires to continue the employment of the Executive and to enter into a new employment agreement (the "Agreement") embodying the terms of such employment; and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement; and

      WHEREAS, the Company and the Executive desire to cancel the Existing Employment Agreement as of the Effective Date (as defined below);

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (d) "Cause" shall mean:

                  (1) the Executive is convicted of (or pleads nolo contendere to) a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct involving the Company;

                  (2) the Executive engages in willful misconduct, willful or gross neglect, fraud, insubordination, misappropriation or embezzlement to the material and demonstrable detriment of the Company; or

                  (3) the Executive breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Company specifying such breach.

            (e) "CEO" shall mean the chief executive officer of the Company.

            (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (g) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(g), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (h) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (i) "Effective Date" shall mean August 10, 1998.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (k) "Good Reason" shall mean the occurrence of any of the following events:

                  (1) the material change of the Executive's authority, duties and responsibilities, or the assignment to the Executive of duties materially different from the Executive's position or positions with the Company;

                  (2)   a reduction in Base Salary of the Executive;

                  (3) the failure by the Company to obtain an agreement in form and substance reasonably satisfactory to the Executive from any successor to the business of the Company to assume and agree to perform this Agreement; or

                  (4) the Company breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Executive specifying such breach.

            (l) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (m) "Tax Loans" shall mean all of the outstanding loans made by the Company to the Executive pursuant to Section 6(c) of the Existing Employment Agreement in respect of federal, state or local tax due to a portion of the 32,500 shares of common stock of the Company awarded to the Executive under the Company's 1997 Stock Award and Stock Option Plan (the "1997 Stock Award") becoming transferable or the Executive making an election under Code Section 83(b) with respect to the 1997 Stock Award.

            (n) "Term of Employment" shall mean the period specified in Section 2 below.

            (o) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date (the "Term of Employment"), subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 26 below at least 90 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            The Executive, in his capacity as Vice President, Finance and Chief Financial Officer, shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be specified and designated from time to time by the CEO consistent with such office. The Executive shall devote substantially all of his business time and effort to the performance of his duties hereunder. The Executive, in carrying out his duties under this Agreement, shall report to the CEO. Notwithstanding anything in this Section 3 to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary.

            During the Term of Employment, the Executive shall be paid an annual Base Salary, payable in accordance with the regular payroll practices of the Company, of $240,000. The Base Salary may be increased (but not decreased) at any time and from time to time by action of the Board or by any committee thereof or any individual having authority to take such action in accordance with the Company's regular practices. Once increased, any reference to Base Salary herein shall be a reference to such increased amount.

      5. Bonus.

            (a) During the Term of Employment, in addition to the Base Salary, for each fiscal year of the Company ending during the Term of Employment, the Executive shall have the opportunity to receive an annual bonus (an "Annual Bonus") in an amount of between 30 and 50 percent of Base Salary, as determined by the CEO, in consultation with the Chairman of the Board. Payment of Annual Bonus shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

            (b) Within 10 days of the date of the execution of this Agreement, the Executive will receive a one-time payment in the amount of $150,000 in consideration for the termination of the Executive's right to receive a change of control payment pursuant to Section 11(f) of the Existing Employment Agreement.

      6. Long-Term Incentive Compensation Programs.

            The Executive shall be eligible to participate in the Company's stock option plans applicable to senior-level executives, the terms, conditions and eligibility of such plans to be determined by the Board.

      7. Repayment of Tax Loans.

            The Executive shall pay to the Company in a lump sum the principal and all accrued interest with respect to each outstanding Tax Loan on the day which precedes the third anniversary of the date of such Tax Loan, or, at the Executives's election, on any date which precedes the third anniversary of the date of such Tax Loan.

      8. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive, to the extent he is eligible, shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      9. Reimbursement of Business Expenses.

            The Executive is authorized to incur ordinary and reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall reimburse him for all such ordinary and reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      10. Perquisites.

            (a) During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

            (b) During the Term of Employment, the Company shall provide a car to the Executive.

      11. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      12. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) Annual Bonus with respect to any year prior to the year of his death which has been earned but not paid;

                  (3) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9, 10 or 11 above; and

                  (4) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event shall the Executive be entitled to less than the benefits due him under any disability program of the Company for which he becomes eligible):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable in monthly installments for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9, 10 or 11 above; and

                  (5) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; and

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in this
                              Section 12(b)(5), he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 12(b)(5); and

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 26 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 12(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 26 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

                  (2) The CEO may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9, 10 or 11 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) (the "Salary Continuation Benefits") with respect to a period equal to eighteen months, payable in equal monthly installments over such period;

                  (4) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (5) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9, 10 or 11 above;

                  (7) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 12(d)(7) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 12(d)(7); and

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 12(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 12(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(k)(2) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 12(d)(3) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment due to death or retirement or Disability, the Executive shall have the same entitlements as provided in Section 12(c)(4) above. A termination of the Executive's employment under this Section 12(f) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (g) Non Renewal of Agreement by Company. If the Company notifies the Executive, pursuant to Section 2 above, that it does not want the Term of Employment to renew, the Executive shall have the same entitlements as provided in Section 12(d) above as if the Executive had been terminated without cause as of the last day of the then Term of Employment.

            (h) Termination of Employment by Executive due to Relocation of Work Location. In the event that the Executive's principal work location is moved outside of the States of New York, New Jersey, Connecticut, Pennsylvania, Delaware, Maryland or the District of Columbia, the Executive may terminate his employment with the Company. If the Executive terminates his employment pursuant to this Section 12(h), he shall have the same entitlements as provided in
Section 12(d) above; provided, that all such benefits, including without limitation, the Salary Continuation Benefits, shall be provided for a period equal to the corresponding severance period listed on Schedule A, payable in equal monthly installments during such period.

            (i) No Mitigation; No Offset. If the Executive's employment terminates under this Section 12, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 12.

            (j) Nature of Payments. Any amounts due under this Section 12 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      13. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 13(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      14. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and following the termination of the Executive's employment with the Company, for a period of eighteen months or, in the case of a termination pursuant to Section 12(h), a period equal to the shorter of (i) twice the corresponding severance period listed on Schedule A and (ii) eighteen months, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 14(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 14(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 14(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 14(a) above, including the recovery of damages.

      15. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 15(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      16. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      17. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 23 below.

      18. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      19. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties, including, without limitation, the Existing Employment Agreement, with respect thereto.

      20. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      21. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect and such provision or portion of this Agreement shall remain in effect to the fullest extent permitted by law.

      22. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      23. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      24. Governing Law/Submission to Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws. Each of the Company and the Executive hereby irrevocably and unconditionally: (i) submits for itself or himself, as applicable, and its or his property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it or he may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its or his address set forth in or designated pursuant to Section 26 hereof; and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      25. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement, other than disputes arising in connection with Sections 13 and 14 hereof, may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company; provided, however, that, if a dispute is resolved in favor of the Company, the Executive shall bear his own costs of the arbitration or litigation and shall reimburse the Company for the Executive's costs of the arbitration or litigation previously paid by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      26. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Rogers & Wells LLP
                              200 Park Avenue
                              New York, New York 10166
                              Attention: Samuel M. Feder

If to the Executive:          Barry C. Nuss
                              c/o Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017

      27. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      28. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.

                                    By: /s/ Alan D. Ewart
                                        ------------------------------------
                                        Name: Alan D. Ewart
                                        Title: President and CEO

                                        /s/ Barry C. Nuss
                                        ------------------------------------
                                        Barry C. Nuss

                                   SCHEDULE A

            Years of Service                    Severance Period
            ----------------                    ----------------
            Up To 15                            6 months

            More Than 15                        9 months

            More Than 20                        12 months

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 4th day of January, 1999, by and between Metallurg, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Ellen
T. Harmon (the "Executive").

                              W I T N E S S E T H:

      WHEREAS, the Company desires to enter into a employment agreement (the "Agreement") embodying the terms of such employment; and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement; and

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

      (a) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

      (b) "Board" shall mean the Board of Directors of the Company.

      (c) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

      (d) "Cause" shall mean:

            (1) the Executive is convicted of (or pleads nolo contendere to) a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct involving the Company;

            (2) the Executive engages in willful misconduct, willful or gross neglect, fraud, insubordination , misappropriation or embezzlement to the material and demonstrable detriment of the Company; or

            (3) the Executive breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Company specifying such breach.

      (e) "CEO" shall mean the chief executive officer of the Company.

      (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

      (g) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(g), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which she is otherwise associated.

      (h) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

      (i) "Effective Date" shall mean January 4, 1999.

      (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

      (k) "Good Reason" shall mean the occurrence of any of the following events:

            (1) the material change of the Executive's authority, duties and responsibilities, or the assignment to the Executive of duties materially different from the Executive's position or positions with the Company;

            (2) a reduction in Base Salary of the Executive;

            (3) the failure by the Company to obtain an agreement in form and substance reasonably satisfactory to the Executive from any successor to the business of the Company to assume and agree to perform this Agreement; or

            (4) the Company breaches in any material respect the terms and provisions of this Agreement and fails to cure such breach within 20 days following written notice from the Executive specifying such breach.

      (l) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

      (m) "Term of Employment" shall mean the period specified in Section 2 below.

      (n) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

      The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the first anniversary of the Effective Date (the "Term of Employment"), subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a two-year period on the first anniversary of the Effective Date and thereafter, the Term of Employment shall be automatically renewed for a one-year period on each anniversary of the Effective Date thereafter, unless, in each case, either Party has notified the other Party in writing in accordance with

Section 26 below at least 90 days prior to the expiration of the then Term of Employment that she or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

      The Executive, in her capacity as Vice President, General Counsel and Secretary of the Company shall faithfully perform for the Company the duties of said office and shall perform such other duties of an executive, managerial or administrative nature as shall be specified and designated from time to time by the CEO consistent with such office. The Executive shall devote substantially all of her business time and effort to the performance of her duties hereunder. The Executive, in carrying out her duties under this Agreement, shall report to the CEO. Notwithstanding anything in this Section 3 to the contrary, nothing shall preclude the Executive from:

            (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

            (2) engaging in charitable activities and community affairs; and

            (3) managing her personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of her duties and responsibilities hereunder.

      4. Base Salary.

      During the Term of Employment, the Executive shall be paid an annual Base Salary, payable in accordance with the regular payroll practices of the Company, of $230,000. The Base Salary may be increased (but not decreased) at any time and from time to time by action of the Board or by any committee thereof or any individual having authority to take such action in accordance with the Company's regular practices. Once increased, any reference to Base Salary herein shall be a reference to such increased amount.

      5. Bonus.

      (a) During the Term of Employment, in addition to the Base Salary, for each fiscal year of the Company ending during the Term of Employment, the Executive shall have the opportunity to receive an annual bonus (an "Annual Bonus") in an amount of between 30 and 50 percent of Base Salary, as determined by the CEO, in consultation with the Chairman of the Board. Payment of Annual Bonus shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

      (b) In addition, Executive shall be paid a signing bonus payable at the end of March 1999, equal in amount, if any, to the difference between $144,000 (representing a bonus of 75% of the Executive's 1998 base salary at Sequa Corporation, her previous employer, to which she would have been entitled had she not resigned therefrom) and the amount actually paid by Sequa Corporation for such bonus; provided, however, that the Company shall in no event pay a bonus pursuant to this subparagraph (b) in excess of $70,000.

      6. Long-Term Incentive Compensation Programs.

      The Executive shall be eligible to participate in the Company's stock option plans applicable to senior-level executives, the terms, conditions and eligibility of such plans to be determined by the Board.

      7. [Intentionally omitted]

      8. Employee Benefit Programs.

      (a) During the Term of Employment, the Executive, to the extent she is eligible, shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

      (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      9. Reimbursement of Business Expenses.

      The Executive is authorized to incur ordinary and reasonable business expenses in carrying out her duties and responsibilities under the Agreement, and the Company shall reimburse her for all such ordinary and reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      10. Perquisites.

      (a) During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executives in accordance with the terms and conditions of such arrangements as are in effect from time to time.

      (b) During the Term of Employment, the Company shall provide a car to the Executive.

      11. Vacation.

      The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      12. Termination of Employment.

      (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and her estate and/or beneficiaries, as the case may be, shall be entitled to the following:

            (1) Base Salary earned but not paid prior to the date of her death;

            (2) Annual Bonus with respect to any year prior to the year of her death which has been earned but not paid;

            (3) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9, 10 or 11 above; and

            (4) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

      (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event shall the Executive be entitled to less than the benefits due her under any disability program of the Company for which she becomes eligible):

            (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

            (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

            (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable in monthly installments for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from her Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

            (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9, 10 or 11 above;

            (5) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which she was participating on the date of the termination of her employment until she attains age 65 or recovers from her Disability, whichever occurs earlier;

                  provided, however, that:

                  (X) if the Executive is precluded from continuing her participation in any employee benefit plan, program or arrangement as provided in this Section 12(b)(5), she shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which she is unable to participate for the period specified in this Section 12(b)(5); and

                  (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit herself on an individual basis; and

            (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

      In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating her employment gives written notice to the other Party in accordance with Section 26 below.

      (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 12(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

            (1) In accordance with Section 26 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                  (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                  (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

            (2) The CEO may temporarily relieve the Executive of her duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

            (3) The Executive shall have 20 days after the date the Cause Notice is actually received by her in which to cure her conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, she shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

            (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                  (A) Base Salary earned but not paid prior to the date of the termination of her employment;

                  (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9, 10 or 11 above; and

                  (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if her employment had been terminated by the Company without Cause.

      (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

            (1) Base Salary earned but not paid prior to the date of the termination of her employment;

            (2) Annual Bonus with respect to any year prior to the year of the termination of the Executive's employment which has been earned but not paid;

            (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) (the "Salary Continuation Benefits") with respect to a period equal to twelve months, if such termination occurs prior to the first anniversary of the initial Effective Date or eighteen months, thereafter, in each case payable in equal monthly installments over such period;

            (4) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

            (5) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

            (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 8, 9, 10 or 11 above;

            (7) continued participation, as if she were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which she was participating on the date of the termination of her employment until the earlier of:

                  (A) the end of the period used to determine the Salary
            Continuation Benefits; or

                  (B) the date, or dates, she receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing her participation in any employee benefit plan, program or arrangement as provided in Section 12(d)(7) above, she shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which she is unable to participate for the period specified in this
                              Section 12(d)(7); and

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit herself on an individual basis; and

            (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

      (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate her employment for Good Reason, but only if:

            (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of her intention to terminate her employment for Good Reason;

            (2) the Executive terminates her employment for Good Reason during the 120-day period following the Good Reason Event Date;

            (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 12(c)(2) above; and

            (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

      Upon a termination by the Executive of her employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 12(d) above; provided, however, that if the Executive terminates her employment for Good Reason based on a reduction in Base Salary under Section l(k)(2) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 12(d)(3) above shall be the Base Salary in effect immediately prior to such reduction.

      (f) Termination of Employment by the Executive Without Good Reason. If the Executive terminates her employment without Good Reason, other than a termination of employment due to death or retirement or Disability, the Executive shall have the same entitlements as provided in Section 12(c)(4) above. A termination of the Executive's employment under this Section 12(f) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

      (g) Non Renewal of Agreement by Company. If the Company notifies the Executive, pursuant to Section 2 above, that it does not want the Term of Employment to renew, the Executive shall have the same entitlements as provided in Section 12(d) above as if the Executive had been terminated without cause as of the last day of the then Term of Employment.

      (h) Termination of Employment by Executive due to Relocation of Work Location. In the event that the Executive's principal work location is moved outside of the States of New York, New Jersey, Connecticut, Pennsylvania, Delaware, Maryland or the District of Columbia, the Executive may terminate her employment with the Company. If the Executive terminates her employment pursuant to this Section 12(h), she shall have the same entitlements as provided in
Section 12(d) above; provided, that all such benefits, including, without limitation, the Salary Continuation Benefits, shall be provided for a period equal to the corresponding severance period listed on Schedule A, payable in equal monthly installments during such period.

      (i) No Mitigation; No Offset. If the Executive's employment terminates under this Section 12, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that she may obtain except as specifically provided in this Section 12.

      (j) Nature of Payments. Any amounts due under this Section 12 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      13. Confidentiality; Assignment of Rights.

      (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which she acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with her work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order her to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 13(a).

      (b) The Executive hereby sells, assigns and transfers to the Company all of her right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by her, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work she performs or information she receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by her concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to her by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      14. Noncompetition.

      (a) The Executive covenants and agrees that during the Term of Employment and, following the termination of the Executive's employment with the Company, for a period of eighteen months or, in the case of a termination pursuant to
Section 12(h), a period equal to the shorter of (i) twice the corresponding severance period listed on Schedule A and (ii) eighteen months, she shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

      (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 14(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of Section 14(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 14(a) above. Nothing in this Agreement shall be construed as prohibiting the

Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 14(a) above, including the recovery of damages.

      15. Indemnification.

      (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that she is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if she has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by her in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that she is not entitled to be indemnified against such costs and expenses.

      (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 15(a) above that indemnification of the Executive is proper because she has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

      (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      16. Effect of Agreement on Other Benefits.

      Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      17. Assignability; Binding Nature.

      This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than her rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in
Section 23 below.

      18. Representation.

      The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that she knows of no agreement between her and any other person, firm or organization that would be violated by the performance of her obligations under this Agreement.

      19. Entire Agreement.

      This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties, including, without limitation, a certain offer letter, dated November 16, 1998, by and between the Parties, with respect thereto.

      20. Amendment or Waiver.

      No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      21. Severability.

      In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect and such provision or portion of this Agreement shall remain in effect to the fullest extent permitted by law.

      22. Survivorship.

      The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      23. Beneficiaries/References.

      The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of her incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to her beneficiary, estate or other legal representative.

      24. Governing Law/Submission to Jurisdiction.

      This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws. Each of the Company and the Executive hereby irrevocably and unconditionally: (i) submits for itself or herself, as applicable, and its or her property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it or she may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, at its or her address set forth in or designated pursuant to Section 26 hereof; and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      25. Resolution of Disputes.

      Any disputes arising under or in connection with the Agreement, other than disputes arising in connection with Sections 14 or 15 hereof, may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company; provided, however, that, if a dispute is resolved in favor of the Company, the Executive shall bear her own costs of the arbitration or litigation and shall reimburse the Company for the Executive's costs of the arbitration or litigation previously paid by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      26. Notices.

      Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017
                              Attention: President and Chief Executive Officer

With a copy to:               Rogers & Wells LLP
                              200 Park Avenue
                              New York, New York 10166
                              Attention: Samuel M. Feder

If to the Executive:          Ellen T. Harmon
                              c/o Metallurg, Inc.
                              6 East 43rd Street, 12th Floor
                              New York, New York 10017

      27. Headings.

      The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      28. Counterparts.

      This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.

                                    By: /s/ Alan D. Ewart
                                        ----------------------------------
                                    Name: Alan D. Ewart
                                    Title: President

AGREED AND ACCEPTED

/s/ Ellen T. Harmon
-------------------------------
       Ellen T. Harmon

                                   SCHEDULE A

               Years of Service               Severance Period
               ----------------               ----------------
                 Up To 15                         6 months
                 More Than 15                     9 months
                 More Than 20                     12 months